EXHIBIT 10B
To:      The Borrower
         The Guarantor
         The Banks

From: Chemical Investment Bank Limited - Agency Dept.

                                                             19th June, 1995

Dear Sirs,


                        GATX TERMINALS LIMITED
             -----------------------------------------------
  pounds25,000,000 Revolving Credit Facility Agreement dated 13th July, 1993
 ----------------------------------------------------------------------------

         We refer to the Revolving Credit Facility Agreement (the "Agreement") dated 13th July, 1993, as amended by an Amendment Agreement effective from 30th June, 1994, and made between (1) GATX Terminals Limited as Borrower, (2) General American Transportation Corporation as Guarantor, (3) Chemical Bank as Arranger,
(4) Chemical Investment Bank Limited as Agent, and (5) the financial institutions named therein as Banks.

         Terms defined in the Agreement shall bear the same meaning herein.

A. The Borrower and the Guarantor have requested the agreement of the Banks to amend certain definitions as follows:

         (1) the definition of "Acceptance Commission Rate" shall be amended to read as follows:

         Quote

         "Acceptance Commission Rate" in respect of any Bill means an acceptance commission rate of:

         (i) if on the day on which such Bill was made the Relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.20 per cent.
         per annum;

         (ii) if on the day on which such Bill was made the Relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.225 per cent. per annum;

         (iii) if on the day on which such Bill was made the Relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1,
                  0.25 per cent. per annum;

          (iv) if on the day on which such Bill was made the Relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.25 per cent. per annum;

          (ii) if on the day on which such Bill was made the Relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.375 per cent. per annum;

         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant acceptance commission rate shall be the acceptance commission rate per annum which is applicable to the higher of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

          (2) the definition of "Facility Rate" shall be amended to read as follows:
         Quote

         "Facility Rate" means a rate of:

          (i) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.10 per cent. per annum;

          (ii) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.125 per cent. per annum;

          (iii) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1, 0.15 per cent. per annum;

          (iv) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.175 per cent. per annum;


          (v) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.225 per cent. per annum;

         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant facility rate shall be the facility rate per annum which is applicable to the higher of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

         Unquote

         (3)  the definition of "Margin" shall be amended to read as follows:

         Quote

         "Margin" in respect of any Advance means:

          (i) if on the day on which such Advance was made the relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.20 per cent. per annum;

          (ii) if on the day on which such Advance was made the relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.225 per cent. per annum;

          (iii) if on the day on which such Advance was made the relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1, 0.25 per cent. per annum;

          (iv) if on the day on which such Advance was made the relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.25 per cent. per annum;

          (v) if on the day on which such Advance was made the relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.375 per cent. per annum;


         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant margin shall be the rate per annum which is applicable to the higher of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

         Unquote

          (4) the definition of "Instruction Group" shall be amended to read as follows:
         Quote

         "Instruction Group" means:

         (i) whilst no Advances or Bills are outstanding hereunder, a Bank or group of Banks whose Commitments amount (or, if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in total to more than fifty-one per cent. of the Total Commitments; and

          (ii) whilst at least one Advance or Bill is outstanding hereunder, a Bank or group of Banks to whom in total more than fifty-one per cent. of the Outstandings is owed;


         Unquote



B.       Clause 2 shall be amended to read as follows:

         Quote

         The Banks grant to the Borrower, upon the terms and subject to the conditions hereof, a revolving cash advances and sterling acceptance credit facility in an aggregate amount of pounds28,000,000 or its equivalent from time to time in dollars.

         Unquote

C. The First Schedule shall be amended to read that the Commitment of each Bank is Seven Million Pounds Sterling (pounds7,000,000).


D. In addition the Borrower and Guarantor have requested that the Banks waive the provisions of Clause 6.1 by hereby accepting the Second Extension Notice giving notification to the Banks, before the expiry of 23 months from the date of the Agreement, to extend the term of the Agreement by a further 36 months.

E. As a consequence of the amendment to alter the date of the Termination Date of the Agreement Clause 6.7 shall be amended to read as follows:

         Quote

         Save as each Bank may otherwise agree, if the Termination Date is to be extended pursuant to this Clause 6, the Borrower shall ensure that on the date which falls thirty-six months (or if the Termination Date is extended twice pursuant to this Clause 6 eighty four months) after the date hereof Outstandings under the facility at the close of business (London time) on such date shall be zero.

Unquote

F. The Borrower and Guarantor further request that the Banks waive the provisions of Clause 6.3 so that each Relevant Bank shall notify the Agent on or before the seventh day following receipt by the Agent of the Second Extension Notice whether or not it is willing to alter the date of the Termination Date.

G. The Borrower and Guarantor confirm that, at the date hereof, the representations set out in Clause 23 (other than Clause 23.3 (vii)) of the Facility Agreement are true and no Event of Default or Potential Event of Default has occurred.

H. The Guarantor further confirms that the Guarantee will continue in full force and effect as detailed in Clauses 28 and 29 of the Facility Agreement.

I. The amendments and waivers referred to herein shall become effective on 19th June, 1995 (the "Effective Date").

         Kindly confirm your agreement to the amendments and waiver hereinbefore referred to by countersigning the original and enclosed copy of this letter and returning them to the undersigned.

                                                 Yours faithfully,
                                                /s/Deborah Caulton
                                        ------------------------------------
                                               for and on behalf of
                                         Chemical Investment Bank Limited
                                                 Agency Department

We confirm our agreement to the foregoing.

GATX TERMINALS LIMITED
as Borrower

By:/s/S. Sexton
   ------------------------------

GENERAL AMERICAN TRANSPORTATION CORPORATION as Guarantor

By: /s/E. Paul Dunn
   --------------------------------


ABN AMRO BANK

By: /s/Nick Claus
    -------------------------------


BARCLAYS BANK PLC

By: /s/Brian Willatts
    -------------------------------


CHEMICAL BANK

By: /s/Patrick J. Leahy
    -------------------------------

CREDIT LYONNAIS

By: /s/Patrick J. Leahy
    ------------------------------

To:     The Banks

From: Chemical Investment Bank Limited - Agency Dept.

                                                             19th June, 1995

Dear Sirs,


                    GATX TERMINALS LIMITED
             -----------------------------------------------
  pounds25,000,000 Revolving Credit Facility Agreement dated 13th July, 1993
--------------------------------------------------------------------------------

         We refer to the Revolving Credit Facility Agreement (the "Agreement") dated 13th July, 1993, and made between (1) GATX Terminals Limited as Borrower,
(2) General American Transportation Corporation as Guarantor, (3) Chemical Bank as Arranger, (4) Chemical Investment Bank Limited as Agent, and (5) the financial institutions named therein as Banks.

         Terms defined in the Agreement shall bear the same meaning herein.

A. The Borrower and the Guarantor have requested the agreement of the Banks to amend certain definitions as follows:

          (1) the definition of "Acceptance Commission Rate" shall be amended to read as follows:

         Quote

         "Acceptance Commission Rate" in respect of any Bill means an acceptance commission rate of:

          (i) if on the day on which such Bill was made the Relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.225 per cent. per annum;

          (ii) if on the day on which such Bill was made the Relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.235 per cent. per annum;

          (iii) if on the day on which such Bill was made the Relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1, 0.24 per cent. per annum;

          (iv) if on the day on which such Bill was made the Relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.275 per cent. per annum;

          (ii) if on the day on which such Bill was made the Relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.40 per cent. per annum;


         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant acceptance commission rate shall be the acceptance commission rate per annum which is applicable to the higher of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

         (2) the definition of "Commitment Rate" shall be replaced (and all references thereto amended accordingly) by the definition "Facility Rate" which shall read as follows:

         Quote

         "Facility Rate" means a rate of:

          (i) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.125 per cent. per annum;


          (ii) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.140 per cent. per annum;


          (iii) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1, 0.1875 per cent. per annum;

          (iv) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.225 per cent. per annum;


          (v) if on the first day of the period for which such rate falls to be determined the Relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.250 per cent. per annum;

         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant facility rate shall be the facility rate per annum which is applicable to the higher of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

         Unquote

         (3)   the definition of "Margin" shall be amended to read as follows:

         Quote

         "Margin" in respect of any Advance means:

          (i) if on the day on which such Advance was made the relevant S&P Rating was A and the Relevant Moody's Rating was A2, 0.225 per cent. per annum;

          (ii) if on the day on which such Advance was made the relevant S&P Rating was A- and the Relevant Moody's Rating was A3, 0.235 per cent. per annum;

          (iii) if on the day on which such Advance was made the relevant S&P Rating was BBB+ and the Relevant Moody's Rating was Baa1, 0.24 per cent. per annum;

          (iv) if on the day on which such Advance was made the relevant S&P Rating was BBB and the Relevant Moody's Rating was Baa2, 0.275 per cent. per annum;

          (v) if on the day on which such Advance was made the relevant S&P Rating was BBB- and the Relevant Moody's Rating was Baa3, or below either of these (or unrated by either Moody's Investors Services, Inc. or Standard & Poor's Corporation), 0.40 per cent. per annum;

         Provided that where the combination of the Relevant S&P Rating and Relevant Moody's Rating on the relevant day is not one of the combinations listed above the relevant margin shall be the rate per annum which is applicable to the lower of (a) a Relevant S&P Rating equal to the then Relevant S&P Rating and (b) a Relevant Moody's Rating equal to the then Relevant Moody's Rating;

         Unquote

          (4) the definition of "Relevant S&P Rating" shall be amended to read as follows:

         Quote

         "Relevant S&P Rating" at any time means the rating accredited at such time by Standard & Poor's Corporation to senior, unsecured long term debt of Guarantor;:

         Unquote

          (5) The definition of "Relevant Moody's Rating" shall be amended to read as follows:
         Quote

         "Relevant Moody's Rating" at any time means the rating accredited at such time by Moody's Investor Service, Inc., to senior, unsecured long term debt of the Guarantor;"

         Unquote


B.       Clause 35.1 shall be amended to read as follows:

         Quote

         The Borrower shall pay to the Agent for the account of each Bank a facility fee on the amount of such Bank's Commitment from day to day during the period beginning on the Effective Date and ending on the termination Date, such facility fee to be calculated at the Facility Rate and payable in arrears on the last Business Day of each March, June, September and December which ends during such period and on the Termination.

         Unquote

C. In addition the Borrower and the Guarantor have requested that the Banks waive the provisions of Clause 6.1 by hereby accepting the First Extension Notice giving notification to the Banks, before the expiry of 11 months from the date of the Agreement, to extend the Termination Date for a period of 12 months.

D. The amendments and waiver referred to herein shall become effective on [30] June, 1994 (the "Effective Date").

         Kindly confirm your agreement to the amendments and waiver hereinbefore referred to by countersigning the original and enclosed copy of this letter and returning them to the undersigned.

                                                 Yours faithfully,
                                                /s/Brian Scammell
                                         ---------------------------------
                                               for and on behalf of
                                         Chemical Investment Bank Limited
                                                 Agency Department

We confirm our agreement to the foregoing.

ABN AMRO BANK

By: /s/Alexander Drijver   /s/Bernard Rubingh
   -------------------------------------------


BARCLAYS BANK PLC

By: /s/Neil Staples
   -----------------------------


CHEMICAL BANK

By: /s/John Empson (Vice President)
   -------------------------------


CREDIT LYONNAIS

By: /s/Charles A. Bingham
   -------------------------------